LONG-TERM INVESTMENT	12 Months Ended
Dec. 31, 2011
Long-Term Investments [Abstract]
Investments and Other Noncurrent Assets [Text Block]

8. LONG-TERM INVESTMENT

At December 31, 2011 and 2010, the Company had an investment in shares of Series F convertible preferred stock of Alacra, a global provider of business and financial information in New York, recorded at its cost of $667 thousand and in 2010 recorded a full impairment.

At December 31, 2010, the Company determined that impairment indicators were present due to Alacra’s continued inability/unwillingness to honor the Company’s redemption demands and recorded a full impairment. The Company intends to continue to seek to collect on this preferred stock through legally available means.